EXHIBIT 10.9













                               LETTER OF AGREEMENT
                                     BETWEEN
                           BIOQUEST INTERNATIONAL, INC
                                       AND
                       ALEXANDER CREATIVE CONSULTING, INC.











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                               LETTER OF AGREEMENT

         This document shall serve as a LETTER OF AGREEMENT between ALEXANDER CREATIVE CONSULTING, INC., a Florida corporation with it's principal office at 1200 9TH Avenue N., Naples, FL 34102, (herein referred to as ACC) and BIOQUEST International, Inc. a Virginia corporation with it's principal office at 11217 Silverleaf Drive, Fairfax Station, VA 22039, (herein referred to as BQI).

I.   PURPOSE

     Upon signature of this Letter of Agreement, BioQuest International retains Alexander Creative Consulting as "Marketing Management Consultant" for BQI for the duration of this Letter of Agreement. As "Marketing Management Consultant" ACC shall function under the terms of this Agreement and be authorized to provide marketing communications planning, coordination and other assistance as required by BQI.

II.  PERFORMANCE

     ACC shall perform all such services in a professional manner, using due diligence, best efforts and commercially reasonable judgment in order to deliver the highest quality possible.

III. COOPERATION

     BQI agrees to furnish ACC with accurate data on a timely basis, as reasonably requested by ACC to perform such services. BQI shall designate "contact persons" to whom ACC's communications shall be primarily channeled.

IV.  COMPENSATION

     BQI shall compensate ACC for services rendered, according to the following:

     A.   Creative & Administrative Labor Costs

          1. BQI will contract ACC services with an initial monthly retainer fee of $1,200.00. (Based on estimate of 10 hrs. per week / 40 hrs. per month at the rate of $30.00 per hr.).

          2.   BQI  will  also  reimburse  ACC  for any  and  all  direct  costs necessary  to  perform  services  within  a  given  budget  or as
               pre-authorized  by  BQI.   [i.e....hardware,   software,  travel,
               lodging, entertainment, etc...]. ACC will forward all original expense receipts to BQI within 30 days of the transaction and BQI will forward repayment within 30 days of receipt.

               Under this agreement, all ACC-produced plans and other ACC produced property and materials shall be the property of BQI upon payment by BQI.

          B.   Right of Audit

               ACC shall keep complete and proper records substantiating all services rendered to and on behalf of BQI.

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               BQI shall have access  during  normal  working  hours to records, books, correspondence, receipts, memoranda, and other records of ACC concerning any services rendered to and on behalf of BQI.

V.   CONFIDENTIALITY

     ACC, Inc. agrees to abide to non-disclosure on information regarding BQI, Inc.

VI.  AGENCY CONFLICTS

     ACC shall not contract or perform services for any person, firm or other entity which competes directly or indirectly with BQI, and its subsidiaries without prior written consent of BQI.

VII. TERM

     This AGREEMENT shall commence on August 1, 2000 and continue until either party cancels it by giving 60-days advance written notification, by certified mail, return receipt requested.

VIII. INDEMNITY

     Each party shall hold the other harmless in and from all claims, liabilities, and detriments not arising from such party's actual negligence or malfeasance.

IX.  MISCELLANEOUS

     This AGREEMENT establishes strictly an independent contractor relationship between the parties, and employees of ACC shall not be considered employees of BQI. This AGREEMENT contains the entire agreement of the parties with respect to the matters set forth herein, and may not be modified except by writing signed by both parties. This AGREEMENT shall be governed by the laws of the State of Florida, and the laws of the United States where applicable. This AGREEMENT may not be assigned in whole or part, by any party without the prior written consent of the other party. This AGREEMENT is binding upon the successors and assigns of the parties.

     The terms of this Agreement shall remain confidential between the BioQuest International, Inc. and Alexander Creative Consulting, Inc.

X.   EXECUTION

     IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the day and year first above written.

     PETER J. EWENS                          KEVIN ALEXANDER
     Chief Executive Officer                 President
     BioQuest International, Inc.            Alexander Creative Consulting, Inc.

     By:  /s/ Peter J. Ewens                 By:  /s/ Kevin Alexander
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     Date:  August 1, 2000                   Date:  August 1, 2000